                                                                  EXHIBIT 10.16


     WAIVER AND FIRST AMENDMENT, dated as of December 16, 1998 (this "FIRST AMENDMENT"), to the CREDIT AGREEMENT, dated as of December 20, 1996, as amended and restated through December 17, 1997 (the "CREDIT AGREEMENT"), among SAFELITE GLASS CORP., a Delaware corporation (the "BORROWER"), the lenders from time to time party thereto (the "BANKS"), THE CHASE MANHATTAN BANK, as Administrative Agent, BANKERS TRUST COMPANY, as Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent.

                                   WITNESSETH:

     WHEREAS, the Borrower is considering issuing new senior subordinated notes in the aggregate stated principal amount of at least $50,000,000 (the "1998 SENIOR SUBORDINATED NOTES"); and

     WHEREAS, the Borrower is considering raising at least $50,000,000 in gross cash proceeds from an offering of its common stock or preferred stock (the "NEW EQUITY OFFERING");

     WHEREAS, the parties hereto wish to waive and amend certain provisions of the Credit Agreement on the terms set forth herein:

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.


     2. WAIVER OF SECTION 4.02. (a) Up to $35,000,000 of the net cash proceeds of the New Equity Offering will be used to repay Revolving Loans (with no reduction of the Revolving Credit Commitments). The balance of such net cash proceeds of the New Equity Offering, together with the net cash proceeds of the 1998 Senior Subordinated Notes, will be used to prepay principal of the A Term Loans, the B Term Loans and the C Term Loans ratably, based on the respective outstanding principal amounts thereof.

     (b) The prepayment of the A Term Loans described in the preceding paragraph
(a) will be applied to reduce the then remaining Scheduled Repayments thereof in the direct order of maturity.

     (c) Sections 4.02(A)(d) and 4.02(B)(b) of the Credit Agreement are hereby waived to the extent necessary to give effect to the preceding paragraphs (a) and (b).

     3. AMENDMENTS TO CREDIT AGREEMENT.

     (a) Section 6.10(c) of the Credit Agreement is amended by deleting all references to the September 30, 1997 financial statements described therein.

     (b) Section 6.25 of the Credit Agreement is amended by deleting such
Section 6.25 and substituting therefor the following:

          6.25 SUBORDINATED NOTES. The subordination provisions contained in the Subordinated Note Documents are enforceable against the Borrower, the respective Guarantors and the holders thereof, and all Obligations and Guaranteed Obligations (as defined herein and in the Subsidiary Guaranty) are within the definition of "Senior Indebtedness" or "Guarantor Senior Indebtedness," as the case may be, included in such subordination provisions. This Agreement is the Bank Credit Agreement under the Subordinated Note Indentures.

     (c) Section 8.03 of the Credit Agreement is amended by (i) deleting the word "and" which appears at the end of clause (n) thereof, (ii) deleting the period at the end of paragraph (o) thereof and substituting therefor the phrase "; and" and (iii) adding the following new paragraph (p) at the end thereof:

          (p) Liens in favor of the holders of the 1998 Subordinated Notes and the trustee and collateral agent therefor resulting from the deposit of the proceeds of the 1998 Subordinated Notes in an escrow or similar account.

     (d) Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" which appears at the end of clause (n), (ii) deleting the period at the end of clause (o) and substituting therefor the phrase "; and" and (iii) adding the following new clause (p):

          (p) Indebtedness of the Borrower and the Subsidiary Guarantors incurred under one or more 1998 Subordinated Note Indentures and 1998 Subordinated Notes and the other Subordinated Note Documents delivered in connection therewith so long as (A) all of the terms and conditions (and the documentation) in connection therewith (including, without limitation, the issuer, amortization, maturities, interest rates, limitations on cash interest payable, covenants, defaults, remedies, sinking fund provisions, subordination provisions and other terms), taken as a whole, are not materially less favorable to the Borrower, and the subordination provisions thereof are not less favorable to the Banks, than those set forth in the 1998 Subordinated Note Indenture as originally entered into and (B) the aggregate principal amount of outstanding 1998 Senior Subordinated Notes under the 1998 Senior Subordinated Note Indenture shall not exceed $150,000,000 at any time plus the amount of additional 1998 Senior Subordinated Notes issued to pay interest in lieu of payment of interest in cash.

     (e) Section 8.05 of the Credit Agreement is amended by deleting such
Section 8.05 and substituting therefor the following:

          8.05 DESIGNATED SENIOR DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, designate any Indebtedness (other than the Obligations) as

     "Designated Senior Indebtedness" for purposes of, and as defined in, the Subordinated Note Documents.

     (f) Section 8.08 of the Credit Agreement is amended by deleting from the last sentence thereof the phrase "Senior Subordinated Note Indenture" and substituting therefor the phrase "Subordinated Note Indentures".

     (g) Section 8.11 of the Credit Agreement is amended by deleting the columns captioned "DATE" and "RATIO" and substituting therefor the following:

Last Day of Fiscal Quarter Ending on or about           Ratio
---------------------------------------------           -----

             March 31, 1999                           1.15:1.00

             June 30, 1999                            1.15:1.00
             September 30, 1999                       1.15:1.00
             December 31, 1999                        1.25:1.00
             March 31, 2000                           1.25:1.00

             June 30, 2000                            1.50:1.00
             September 30, 2000                       1.50:1.00
             December 31, 2000                        1.75:1.00
             March 31, 2001                           1.75:1.00

             June 30, 2001                            1.75:1.00
             September 30, 2001                       2.00:1.00
             December 31, 2001                        2.00:1.00
             March 31, 2002                           2.00:1.00

             June 20, 2002                            2.00:1.00
             September 30, 2002                       2.25:1.00
             December 31, 2002                        2.25:1.00
             March 31, 2003                           2.25:1.00

             June 30, 2003                            2.25:1.00
             September 30, 2003                       2.50:1.00
             December 31, 2003                        2.50:1.00
             March 31, 2004                           2.50:1.00

             June 30, 2004                            2.50:1.00
             September 30, 2004 and                   2.75:1.00
              each Fiscal Quarter Thereafter

     (h) Section 8.12 of the Credit Agreement is amended by deleting the columns captioned "PERIOD" and "RATIO" and substituting therefor the following:

Last Day of Fiscal Quarter Ending on or about           Ratio
---------------------------------------------           -----

             March 31, 1999                           9.75:1.00

             June 30, 1999                            9.75:1.00
             September 30, 1999                       9.00:1.00
             December 31, 1999                        8.25:1.00
             March 31, 2000                           7.75:1.00

             June 30, 2000                            7.00:1.00
             September 30, 2000                       6.25:1.00
             December 31, 2000                        6.00:1.00
             March 31, 2001                           6.00:1.00

             June 30, 2001                            5.75:1.00
             September 30, 2001                       5.25:1.00
             December 31, 2001                        5.00:1.00
             March 31, 2002                           5.00:1.00

             June 20, 2002                            4.75:1.00
             September 30, 2002                       4.50:1.00
             December 31, 2002                        4.50:1.00
             March 31, 2003                           4.50:1.00

             June 30, 2003                            4.50:1.00
             September 30, 2003                       4.25:1.00
             December 31, 2003                        4.25:1.00
             March 31, 2004                           4.25:1.00

             June 30, 2004                            4.00:1.00
             September 30, 2004                       3.75:1.00
             December 31, 2004                        3.75:1.00
             March 31, 2005                           3.75:1.00

             June 30, 2005                            3.50:1.00
             September 30, 2005 and                   3.25:1.00
              each Fiscal Quarter Thereafter

     (i) Section 8.13 of the Credit Agreement is amended by (i) deleting from clauses (i) - (iv) thereof the word "Senior" each time it appears therein (other than in the phrase

"Senior Subordinated Notes Consent Solicitation" which appears in clause (iv) thereof) and (ii) deleting the paragraph beginning "Notwithstanding" and substituting therefor the following:

           Notwithstanding the foregoing (a) the Senior Subordinated Notes may be refinanced in accordance with the provisions of Section 8.04(c) and the 1998 Senior Subordinated Notes may be refinanced in accordance with the provisions of Section 8.04(p) without limitation by this Section 8.13, (b) so long as no Default or Event of Default exists or would result after giving effect thereto, (i) the Subordinated Notes and accrued interest thereon may be repaid with the proceeds of the issuance of common stock by the Borrower and (ii) the Subordinated Notes issued under a Subordinated Note Indenture and accrued interest thereon may be repaid with the proceeds of the sale of common stock by the Borrower to the extent permitted by the "equity clawback" provisions of such Subordinated Note Indenture; PROVIDED that in the case of any repayment with proceeds of common stock under the foregoing clauses (i) or (ii), after giving pro forma effect to the sale of such common stock and such repayment as if such events had occurred on the last day of the most recently ended Test Period, the Leverage Ratio would have been less than or equal to 4.5 to 1.0 and (c) the 1998 Senior Subordinated Notes may be redeemed on or prior to February 3, 1999 if the proceeds thereof are not released to the Borrower on or prior to such date.

     (j) Section 8.14 of the Credit Agreement is amended by deleting from clause
(v) thereof the word "Senior".

     (k) Section 10 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

          "1998 Senior Subordinated Note Documents" shall mean and include each of the 1998 Senior Subordinated Note Indenture and the 1998 Senior Subordinated Notes, as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "1998 Senior Subordinated Note Indenture" shall mean the Indenture to be entered into among the Borrower and the trustee for the holders of the 1998 Senior Subordinated Notes, which Indenture shall be substantially similar to the Senior Subordinated Note Indenture, and any other Indentures that may be entered into by and between the Borrower, the Subsidiary Guarantors and the trustee for the holders of the 1998 Senior Subordinated Notes or the purchaser of the 1998 Senior Subordinated Notes, as applicable, in the form referred to in, or having the terms permitted by,
     Section 8.04(p), as the same may be entered into, modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

          "1998 Senior Subordinated Notes" shall mean the subordinated notes of the Borrower that may be issued pursuant to a 1998 Senior Subordinated Note Indenture and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Subordinated Note Documents" shall mean the collective reference to the 1998 Senior Subordinated Note Documents and the Senior Subordinated Note Documents.

          "Subordinated Note Indentures" shall mean the collective reference to the 1998 Senior Subordinated Note Indenture and the Senior Subordinated
     Note Indenture.

          "Subordinated Notes" shall mean the collective reference to the 1998 Senior Subordinated Notes and the Senior Subordinated Notes.

     (l) Section 10 of the Credit Agreement is amended by deleting from the definitions of "FQE1", "FQE2" and "FQE3" the phrase "calendar year" and substituting therefor the phrase "fiscal year".

     (m) Section 10 of the Credit Agreement is amended by deleting the phrase "(or, for the Test Period ending FQE3 1998, Consolidated EBITDA for such Test Period multiplied by 4/3)" from the definition of "Leverage Ratio".

     (n) Section 10 of the Credit Agreement is amended by deleting the phrase "; provided that the Test Period for FQE3 1998 shall mean the period beginning on January 1, 1998 and ending on the last day of FQE3 1998" from the definition of "Test Period".

     (o) Section 10 of the Credit Agreement is amended by deleting from the definition of "Documents" the word "Senior".

     4. AMENDMENT TO ANNEX III. Annex III to the Credit Agreement (the Pricing
Grid) is hereby deleted and replaced with Annex III hereto.

     5. EFFECTIVE DATE. (a) This First Amendment will become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which both (i) this First Amendment shall have been executed by the Borrower and the Banks in accordance with the terms of the Credit Agreement and (ii) the 1998 Subordinated Notes have been issued and the net proceeds thereof have been deposited into an escrow account for the benefit of the holders thereof.

     (b) The amendments and waivers set forth herein shall cease to be effective on February 3, 1999 unless on or prior to February 3, 1999 (i) the proceeds of the 1998 Senior Subordinated Notes shall have been released from escrow to the Borrower and (ii) the Borrower shall have received at least $50,000,000 of gross cash proceeds from the New Equity Offering.


     6. AMENDMENT FEE. The Borrower shall pay to the Administrative Agent, for the account of each Bank which executes this First Amendment, (i) on the Amendment Effective Date, an amendment fee equal to .10% and (ii) on the date of the consummation of the New Equity Offering, an amendment fee equal to .275%, in each case of the sum of such Bank's Revolving Credit Commitment and Term Loans after giving effect to the application of the net cash proceeds of the 1998 Senior Subordinated Notes and the New Equity Offering described in Section 2 of this First Amendment.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each Bank that as of the effective date of this First Amendment (a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     8. CONTINUING EFFECT. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

     9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10. COUNTERPARTS. This First Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     11. PAYMENT OF EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                SAFELITE GLASS CORP.


                                By:__________________________________________
                                   Title:


                                THE CHASE MANHATTAN BANK, as
                                Administrative Agent and as a Bank


                                By:__________________________________________
                                    Title:


                                BANKERS TRUST COMPANY, as Syndication
                                Agent and as a Bank


                                By:__________________________________________
                                    Title:


                                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                as Documentation Agent and as a Bank


                                By:_________________________________________
                                    Title:


                                THE BANK OF NOVA SCOTIA


                                By:_________________________________________
                                    Title:

                                BANK ONE, NA


                                By:_________________________________________
                                    Title:


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By:_________________________________________
                                    Title:


                                BANK AUSTRIA CREDITANSTALT
                                CORPORATE FINANCE, INC.


                                By:_________________________________________
                                    Title:


                                By:_________________________________________
                                    Title:


                                CREDIT LYONNAIS


                                By:_________________________________________
                                    Title:


                                FLEET NATIONAL BANK


                                By:_________________________________________
                                    Title:


                                THE LONG-TERM CREDIT BANK OF
                                JAPAN, LIMITED, NEW YORK BRANCH

                                By:_________________________________________
                                    Title:

                                ABN AMRO BANK, N.V.


                                By:_________________________________________
                                    Title:


                                By:_________________________________________
                                    Title:


                                ALLSTATE INSURANCE COMPANY


                                By:_________________________________________
                                    Title:


                                By:_________________________________________
                                    Title:


                                THE BANK OF NEW YORK


                                By:_________________________________________
                                    Title:


                                BANQUE NATIONALE DE PARIS


                                By:_________________________________________
                                    Title:


                                PARIBAS


                                By:_________________________________________
                                    Title:


                                By:_________________________________________
                                    Title:

                                THE FUJI BANK, LIMITED


                                By:_________________________________________
                                    Title:


                                ING HIGH INCOME PRINCIPAL PRESERVATION
                                FUND HOLDINGS, LDC
                                By: ING Capital Advisors, Inc., as Investment Advisor


                                By:_________________________________________
                                    Title:


                                METROPOLITAN LIFE INSURANCE COMPANY


                                By:_________________________________________
                                    Title:


                                NEW YORK LIFE INSURANCE COMPANY

                                By:_________________________________________
                                    Title:


                                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                                By: NEW YORK LIFE INSURANCE COMPANY


                                By:_________________________________________
                                    Title:


                                PILGRIM PRIME RATE TRUST
                                BY PILGRIM INVESTMENTS, INC. AS ITS
                                INVESTMENT MANAGER


                                By:_________________________________________
                                    Title:

                                PNC BANK, N.A.


                                By:_________________________________________
                                    Title:


                                THE TRAVELERS INSURANCE COMPANY


                                By:_________________________________________
                                   Title:


                                KZH SOLEIL LLC


                                By:_________________________________________
                                    Title:


                                THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH

                                By:_________________________________________
                                    Title:


                                VAN KAMPEN PRIME RATE INCOME TRUST


                                By:_________________________________________
                                    Title:


                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                By:_________________________________________
                                    Title:

                                MERRILL LYNCH GLOBAL INVESTMENT
                                SERIES: INCOME STRATEGIES PORTFOLIO


                                By: MERRILL LYNCH ASSET MANAGEMENT,
                                L.P., as Investment Adviser


                                By:_________________________________________
                                    Title:


                                MERRILL LYNCH DEBT STRATEGIES, FUND II, INC.


                                By:_________________________________________
                                    Title:


                                MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                By: Merrill Lynch Asset Management, L.P. as
                                Investment Advisor


                                By:_________________________________________
                                    Title:


                                KZH CYPRESSTREE 1 LLC


                                By:_________________________________________
                                    Title:



                                IMPERIAL BANK


                                By:_________________________________________
                                    Title:


                                IBJ SCHRODER BANK & TRUST COMPANY


                                By:_________________________________________
                                    Title:

                                CREDIT AGRICOLE INDOSUEZ


                                By:_________________________________________
                                    Title:


                                MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                By:_________________________________________
                                    Title:


                                PACIFICA PARTNERS I. LP


                                By:_________________________________________
                                    Title:



                                DEEPROCK & CO.
                                By: Eaton Vance Management as Investment Advisor


                                By:_________________________________________
                                    Title:


                                GENERAL MOTORS CASH MANAGEMENT MASTER TRUST


                                By:_________________________________________
                                    Title:


                                SENIOR DEBT PORTFOLIO
                                By: Eaton Vance Management as Investment Advisor


                                By:_________________________________________
                                    Title: